UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549 FORM 8-K	OMB APPROVAL
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

February 13, 2012	333-159517
Date of Report (Date of earliest event reported)	Commission File Number

PETROTERRA CORP.

(Exact name of registrant as specified in its charter)

Nevada	26-3106763
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

190 Djerjinskogo Street Ovidiopol, Odesska obl., 67801 Ukraine
(Address of Principal Executive Offices) (Zip Code)

(503) 789 - 0316
(Registrant’s telephone number, including area code)

Loran Connection Corp

4 Grouse Terrace

Lake Oswego, Oregon 97035

(Former Name or Former Address, if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of February 13, 2012, Patrick Garrett, Roger Richter and Christopher A. Wilson resigned as directors of the Company. There are no disagreements between the Company and Messrs. Garrett, Richter and Wilson, and their respective resignations did not state any reason for their resignations. Effective upon such resignations, Ms. Larysa Dekhtyaruk was appointed as a director of the Company, and Ms. Larysa Dekhtyaruk accepted such appointment.

In connection with and immediately before the resignations of Messrs. Garrett, Richter and Wilson as directors of the Company as described above, such three directors, by resolution set forth in a unanimous written consent of the Board of Directors of the Company in lieu of a special meeting thereof, (as permitted by the current Bylaws of the Company) fixed the current authorized number of directors at one (1), effective immediately as of the resignations of Messrs. Garrett, Richter and Wilson as directors of the Company. By reason of the foregoing and the appointment of Ms. Larysa Dekhtyaruk as a director of the Company and her acceptance of such appointment as described above, effective as of the resignations of Messrs. Garrett, Richter and Wilson as directors of the Company, the current Board of Directors of the Company consists of one director, Ms. Larysa Dekhtyaruk, and there are no vacancies on the current Board of Directors of the Company.

Also effective as of February 13, 2012, Patrick Garrett resigned from his position as Chief Executive Officer of the Company, Roger Richter resigned from his position as Chief Operating Officer of the Company, Christopher A. Wilson resigned from his position as Secretary of the Company, and Allen H. Adams resigned from his position as Vice President Finance and Interim Chief Financial Officer of the Company. There are no disagreements between the Company and Messrs. Garrett, Richter, Wilson and Adams, and their respective resignations did not state any reason for their resignations. Effective upon such resignations, Ms. Larysa Dekhtyaruk was appointed as the President, the Principal Executive Officer, the Principal Financial Officer, the Principal Accounting Officer, the Treasurer and the Secretary of the Company, and Ms. Larysa Dekhtyaruk accepted these appointments.

Item 8.01	Other Events.

Effective as of February 13, 2012, immediately before the resignations of Messrs. Garrett, Richter and Wilson as directors of the Company as described above, such three directors as the Board of Directors of the Company determined that it was in the best interests of the Company and its stockholders that the Company change its address to 190 Djerjinskogo Street, Ovidiopol, Odesska obl., 67801, Ukraine (the “Address Change”) and by resolution authorized, approved and adopted the Address Change.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROTERRA CORP.

February 16, 2012		/s/ Larysa Dekhtyaruk
	Name:	Larysa Dekhtyaruk
	Title:	President